UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

MYSEUM, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40729	47-2502264
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

65 Church Street, Suite 230

New Brunswick, NJ 08901

(Address of principal executive offices, including ZIP code)

(732) 374-3529

(Registrant’s telephone number, including area code)

DatChat, Inc.

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value	DATS	The Nasdaq Stock Market LLC
Series A Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $49.80	DATSW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 7, 2025, Myseum, Inc. (formerly, DatChat, Inc.) (the “Company”) filed a Certificate of Amendment to its Amended and Restated Articles of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Nevada to change the name of the Company to “Myseum, Inc.” (the “Name Change”).

Pursuant to Nevada Revised Statutes Section 78.390(8), no shareholder approval was required for the Charter Amendment because it only related to a name change. A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In connection with the Name Change, the Company’s trading symbols for its common stock and Series A warrants will begin trading on the Nasdaq Capital Market on August 11, 2025 as “MYSE” and “MYSEW”, respectively (the “Symbol Changes”).

Neither the Name Change, nor the Symbol Changes, affects the rights of the Company’s stockholders, and stockholders do not need to take any action in connection with the Name Change or the Symbol Changes. The CUSIP numbers for the Company’s common stock and Series A warrants remain 23816M206 and 23816M115, respectively.

Item 8.01 Other Events.

On August 8, 2025, the Company issued a press release announcing the Name Change and Symbol Changes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation dated August 7, 2025
99.1	Press release dated August 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2025	MYSEUM, INC.

/s/ Darin Myman
Darin Myman
Chief Executive Officer

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